Exhibit 10.4

SECOND AMENDMENT

to Fifth Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

September 29, 2016

This Second Amendment to the Fifth Amended and Restated Rent Supplement (the “Second Amendment”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on September 29, 2016 and is effective as of September 22, 2016.  Capitalized terms used herein that are not otherwise defined will have the meanings assigned to such terms in the ERCOT Transmission Lease (as defined below).

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated as of December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, on February 26, 2016, the Parties executed the Fifth Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2016 (the “Fifth Amended Supplement”);

WHEREAS, on June 20, 2016 the Parties executed the First Amendment to the Fifth Amended Supplement in order to update the ERCOT Transmission Rate Allocation effective as of June 13, 2016; and

WHEREAS, the Parties now desire to further amend the Fifth Amended Supplement as set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.Amendment.  The table titled “ERCOT Transmission Rate Allocation” is hereby amended by deleting the table in its entirety and replacing the same with the following:

ERCOT Transmission Rate

Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
between November 1, 2015 and June 13, 2016: 3.6%
between June 13, 2016 and September 22, 2016: 4.1%
starting September 22, 2016: 3.6%

2.Continuing Effect.  Except as expressly amended by this Second Amendment, the provisions of each of the ERCOT Transmission Lease and the Fifth Amended Supplement are and shall remain in full force and effect.

[Signatures on Following Page]

ERCOT Transmission Lease

The Parties have executed this Second Amendment as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:/s/ Greg Wilks
Name:Greg Wilks
Title:Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:/s/ Brant Meleski
Name:Brant Meleski
Title:Chief Financial Officer

ERCOT Transmission Lease